Exhibit 10.05

Página do Aditivo nº 2 ao Contrato de Financiamento nº 11.2.0977.1, celebrado entre o BNDES e a Amyris Brasil Ltda.

CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Amendment No. 2 to the FINANCING AGREEMENT by CREDIT OPENING No 11.2.0977.1, ENTERED INTO BETWEEN THE NATIONAL BANK FOR ECONOMIC AND SOCIAL DEVELOPMENT – BNDES and AMYRIS BRASIL LTDA., AS FOLLOWS:

THE NATIONAL BANK FOR ECONOMIC AND SOCIAL DEVELOPMENT – BNDES, hereafter referred to as BNDES, a government-owned company headquartered in Brasilia, Federal District, with services in this City, on Avenida Republic of Chile No. 100, enrolled with CNPJ under 33,657,248/0001 89, through its undersigned representatives;

and

AMYRIS BRASIL LTDA., hereafter referred to as THE BENEFICIARY, a company with its head offices in Campinas, State of São Paulo, at R. James Clerk Maxwell, nº 315, enrolled with the CNPJ under Nº 09.379.224/0001-20, through its undersigned representatives, have, between them, fair and agreed to add the Agreement for Credit Opening No 11.2.0977.1, hereinafter referred to as the Agreement between BNDES and the BENEFICIARY in November 16, 2011, for particular instrument, registered and recorded in microfilm under No 1,233,398, in 1 December 2011, 6° Trade Titles and documents registry of the judicial district of the Capital of Rio de Janeiro , State of Rio de Janeiro; under 76780, in December 19, 2011, 2° of Titles and documents Registry of the District Court of Piracicaba, State of Sao Paulo;

Página do Aditivo nº 2 ao Contrato de Financiamento nº 11.2.0977.1, celebrado entre o BNDES e a Amyris Brasil Ltda.

under 4984, in December 6, 2011, Titles and documents registry of the Comarca de Brotas, State of Sao Paulo, and under 87993 in November 30, 2011, the second a titles and documents registry office of the region of Campinas, State of São Paulo, as amended by the Additive nº 1, signed between BNDES and the BENEFICIARY in June 28, 2013 for particular instrument, duly recorded on the sidelines of the records listed above,which this instrument becomes part and parcel, for all purposes and effects of law, under the following clauses:

FIRST

AMENDMENT OF SEVENTH CLAUSE AND ANNEX I OF THE CONTRACT

In the face of the agreement now signed, BNDES and the BENEFICIARY agree to amend the Seventh Clause of the contract and annex I thereto, which shall take effect with the new wording indicated below and in the annex to this Amendment:

"SEVENTH

WARRANTY OF OPERATION

To ensure the payment of any obligations arising out of this agreement, as the principal of the debt, interest, commissions, conventional penalty, fines and costs, the BENEFICIARY gives BNDES to fiduciary property, in accordance with article 66-B of law nº 4,728, 14.07.65 and, as applicable, of the Civil Code, the machinery and equipment of its property located on Highway Brotas/Torrinha , km 7.5, Paradise Ranch, Brotas-SP, valued at R$ 16,586,900 (sixteen million, five hundred and eighty six thousand and nine hundred reais), to the date of 4/28/2014, described and defined in annex I of this agreement.

PARAGRAPH ONE

The BENEFICIARY declares that the goods mentioned in this Clause are in your possession and, free and clear of any encumbrances, including tax.

SECOND PARAGRAPH

BNDES reserves the right to request a reassessment of property written, having taken place, at its option, depreciation of collateral. "

Página do Aditivo nº 2 ao Contrato de Financiamento nº 11.2.0977.1, celebrado entre o BNDES e a Amyris Brasil Ltda.

SECOND

RATIFICATION

Are ratified, in this Act, by the Contracting Parties, all the terms and conditions of the Agreement, in that they do not collide with what is established in this Amendment, maintained the agreed guarantees in that Agreement no matter the gift in novation.

THIRD

RECORD

The BENEFICIARY is obliged to promote the registration of this additive on the fringes of the records indicated in its preamble to the Counties of Rio de Janeiro – RJ, Campinas-SP and Brotas-SP, within total of 120 (one hundred twenty) days from this date, which may be extended at the discretion of the BNDES through letters.

The leaves of this instrument are initialled by Anaê Matsushita Veronezi, BNDES, lawyer for authorization of legal representatives that sign.

And, to be fair and contractors, sign the present in 02 (two) copies, of equal content and to one end, in the presence of the undersigned witnesses.

Rio de Janeiro, 16 September 2015

Página do Aditivo nº 2 ao Contrato de Financiamento nº 11.2.0977.1, celebrado entre o BNDES e a Amyris Brasil Ltda.

(Signatures Page to Amendment No.2 to the Financing Agreement 11.2.0977.1)

By BNDES:

/s/ ILLEGIBLE	/s/ Rodrigo Matos Huet de Bacellar

BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL-BNDES

By BENEFICIARY:

/s/ Erica Baumgarten	/s/ Giani Ming Valent
Erica Baumgarten Diretora Financeira Amyris Brasil Ltda.	Amyris Brasil Ltda. Giani Ming Valent, pmp Diretor de Engenharta

 AMYRIS BRAZIL LTDA.

WITNESSES:

/s/ Mayara Muniz de Fritas	/s/ Marina Muniz Giaccio
Nome: Mayara Muniz de Fritas CPF:	Nome: Marina Muniz Giaccio CPF:

Página do Aditivo nº 2 ao Contrato de Financiamento nº 11.2.0977.1, celebrado entre o BNDES e a Amyris Brasil Ltda.

ANNEX I – MACHINES AND EQUIPMENT-TRUST PROPERTY-SEVENTH CLAUSE OF THE FINANCING CONTRACT Nº 11.2.0977.1

Description	Control		Quant.	Value (R $)
	Type	Number
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Página do Aditivo nº 2 ao Contrato de Financiamento nº 11.2.0977.1, celebrado entre o BNDES e a Amyris Brasil Ltda.

[*]	[*]	[*]	[*]	[*]
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Página do Aditivo nº 2 ao Contrato de Financiamento nº 11.2.0977.1, celebrado entre o BNDES e a Amyris Brasil Ltda.

[*]	[*]	[*]	[*]	[*]
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TOTAL				16,586,900 .00

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